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                            RUSSELL INSURANCE FUNDS
                        SUPPLEMENT DATED OCTOBER 8, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998
                    AS SUPPLEMENTED THROUGH AUGUST 20, 1998

Effective October 8, 1998, Russell Insurance Funds makes the following changes to its Russell Insurance Funds Prospectus.

Non-U.S. Fund will be managed by the following Money Managers:

     J.P. MORGAN INVESTMENT MANAGEMENT, INC., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

     OESCHLE INTERNATIONAL ADVISORS, LLC, One International Place, 23rd Floor, Boston, MA 02110, is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle, L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

     THE BOSTON COMPANY ASSET MANAGEMENT, INC., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.